UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

Florida Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:	000-53813

Florida		20-8732828
(State or other jurisdiction of		(IRS Employer
incorporation)		Identification No.)

201 N. Franklin Street Suite 100 Tampa, FL 33602

(Address of principal executive offices, including zip code)

(813) 367-5270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On September 6, 2011 and on August 4, 2011, respectively, Florida Bank Group, Inc. (the “Holding Company”) and Florida Bank (the “Bank”), a wholly owned subsidiary of the Holding Company, collectively, the “Company,”) received notification from the Florida Office of Financial Regulation (the “OFR”) and the Federal Reserve Bank of Atlanta (the “FRB”), that the OFR and the FRB, respectively did not object to the appointment of Mr. James M. Roberts as Executive Vice President, Retail Bank Executive of the Company. Mr. Roberts’ official appointment for this role began on September 6, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Bank Group, Inc.

Date: September 8, 2011

By: /s/ Gary J. Ward

Gary J. Ward Chief Financial Officer